UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 13, 2023

Bank of Marin Bancorp
(Exact name of Registrant as specified in its charter)

California	001-33572	20-8859754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

504 Redwood Blvd., Suite 100, Novato, CA	94947
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code:  (415) 763-4520

Not Applicable
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, no par value	BMRC	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Section 5 - Corporate Governance and Management

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) Appointment of Director

On October 18, 2023, Bank of Marin Bancorp (Nasdaq: BMRC) (the "Company") and its wholly owned subsidiary, Bank of Marin, announced that Cigdem Gencer was appointed as a new director of both the Bancorp and Bank boards effective October 20, 2023. Ms. Gencer’s committee assignments have not yet been determined.

Ms. Gencer will receive annual compensation in accordance with the Company’s standard compensation for its non-employee directors, which is detailed in the Company’s most recent proxy statement, and includes, generally, for 2023 an aggregate director fee of approximately $90,000; split evenly between cash and Company stock. Compensation for service for directors is paid semi-annually in arrears in July and January, and Ms. Gencer’s compensation for the balance of 2023 will be prorated to reflect her period of service. It is also anticipated that Ms. Gencer will enter into the Company’s standard form of indemnification agreement for directors and officers, the form of which was attached as exhibit 10.06 to the Company’s quarterly report for the quarter ended September 30, 2007 filed on November 7, 2007.

There are no other arrangements or understandings between Ms. Gencer and any other person pursuant to which she was selected to serve on the boards. There are no family relationships between Ms. Gencer and any director or executive officer of the Company or Bank of Marin, and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The press release announcing the appointment of Cigdem Gencer is attached as Exhibit 99.1 and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated October 18, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 18, 2023	BANK OF MARIN BANCORP
		By:	/s/ Tani Girton
Tani Girton
Executive Vice President
and Chief Financial Officer